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                                                                    EXHIBIT 23.1



               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS


GameStop Corp.
Grapevine, Texas

We hereby consent to the incorporation by reference in the Registration Statement (Form S-8 No. 333-82652) pertaining to the GameStop Corp. 2001 Incentive Plan of our report dated March 17, 2003, with respect to the consolidated financial statements of GameStop Corp. appearing in the Company's Annual Report on Form 10-K for the year ended February 1, 2003.



                                              /s/ BDO Seidman, LLP

Dallas, Texas
May 1, 2003